As  filed  with the Securities and Exchange Commission on October 20,
 1995
                                                                Registration
 No. 33-______







                             SECURITIES AND EXCHANGE COMMISSION
                                   Washington, D.C. 20549

                             ----------------------------------

                                          FORM S-8
                   REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                             ----------------------------------

                                  ARKANSAS BEST CORPORATION
                   (Exact name of registrant as specified in its charter)

                   DELAWARE                                    71-0673405
        (State or other jurisdiction of                     (I.R.S. Employer
        incorporation or organization)                     Identification No.)

            1000 SOUTH 21ST STREET
             FORT SMITH, ARKANSAS                                 72901
   (Address of principal executive offices)                    (Zip Code)

                                               1) CAROLINA FREIGHT CORPORATION
                      EMPLOYEE SAVINGS AND PROTECTION PLAN
   2) COMPLETE LEASING CONCEPTS, INC. EMPLOYEE SAVINGS & PROFIT SHARING PLAN
                           3) IDI 401(K) SAVINGS PLAN

                                  (Full title of the plans)
                             ----------------------------------

               RICHARD F. COOPER                                COPY TO:
                   SECRETARY                              MARK D. WIGDER, ESQ.
           ARKANSAS BEST CORPORATION                      JENKENS & GILCHRIST,
            1000 SOUTH 21ST STREET                     A           PROFESSIONAL
 CORPORATION
          FORT SMITH, ARKANSAS 72901                  1445  ROSS AVENUE,  SUITE
 3200
                (501) 785-6000                            DALLAS, TEXAS  75202
      (Name, address and telephone number                    (214) 855-4500
   including area code of agent for service)

                             ----------------------------------

                        CALCULATION OF REGISTRATION FEE

                                                                      PROPOSED                PROPOSED
                                               AMOUNT                  MAXIMUM                 MAXIMUM               AMOUNT OF
          Title of Class of                     TO BE              OFFERING PRICE             AGGREGATE         REGISTRATION FEE(3)
     Securities to be Registered            REGISTERED(1)          PER SHARE(2)(3)      OFFERING PRICE(2)(3)
 Common Stock, $0.01 par value per         600,000 Shares               $ 9 3/8              $ 5,625,000            $ 1,939.66
 share

        (1) Pursuant to Rule 416(c) under the Securities Act of 1933, as amended, this Registration Statement also covers an indeterminate amount of interests to be offered or sold pursuant to the Carolina Freight Corporation
  Employee Savings and Protection Plan, the Complete Leasing Concepts, Inc. Employee Savings and Profit Sharing Plan, and the IDI 401(k) Savings Plan (the "Plans").
        (2)    Estimated solely for the purpose of calculating the registration fee.
        (3) Calculated pursuant to Rule 457(c) and (h) under the Securities Act of 1933, as amended. Accordingly, the price per share of the common stock offered hereunder pursuant to the Plans is based on 600,000 shares of common stock that may be offered or sold under the Plans at a price per share of
  $9 3/8 which was the closing price per share of common stock on the NASDAQ National Market on October 17, 1995.

                                    PART II

                INFORMATION REQUIRED IN REGISTRATION STATEMENT


 ITEM 3.  INCORPORATION OF DOCUMENTS BY REFERENCE.

      The registrant and the Plans hereby incorporate by reference in this registration statement the following documents previously filed by the registrant with the Securities and Exchange Commission (the "Commission"):

            (1) the registrant's Annual Report on Form 10-K filed with the Commission for the fiscal year ended December 31, 1994;

            (2) the registrant's Quarterly Reports on Form 10-Q for the quarters ended March 31 and June 30 1995, filed with the Commission;

            (3) the registrant's Current Report on Form 8-K dated August 17, 1995, and the amendment to such Report on Form 8-K/A dated October 13, 1995;

            (4)   the  description of the common stock,  par  value  $0.01  per share, of the registrant (the "Common Stock") set forth in the Registration Statement on Form 8-A, filed with the Commission on March 20, 1992, as amended by Form 8, dated April 23, 1992 including any amendment or report filed for the purpose of updating such description.

      All documents filed by the registrant with the Commission pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Securities Exchange Act of 1934, as
  amended (the "Exchange Act"), subsequent to the date of this registration statement shall be deemed to be incorporated herein by reference and to be a part hereof from the date of the filing of such documents until such time as there shall have been filed a post-effective amendment that indicates that all securities offered hereby have been sold or that deregisters all securities remaining unsold at the time of such amendment.

 ITEM 6.  INDEMNIFICATION OF DIRECTORS AND OFFICERS.

      Registrant's Restated Certificate of Incorporation provides that no director of the Registrant will be personally liable to the Registrant or any of its stockholders for monetary damages arising from the director's breach of fiduciary duty as a director, with certain limited exceptions.

      Pursuant to the provisions of Section 145 of the Delaware General Corporation Law, every Delaware corporation has the power to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding (other than an action by or in the right of the corporation) by reason of the fact that he or she is or was a director, officer, employee or agent of any corporation, partnership, joint venture, trust or other enterprise, against any and all expenses, judgments, fines and amounts paid in settlement and reasonably incurred in connection with such action, suite or proceeding. The power to indemnify applies only if such person acted in good faith and in a manner he or she reasonably believed to be in the best interest, or not opposed to the best interest, of the corporation and with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful.

      The power to indemnify applies to actions brought by or in the right of the corporation as well, but only to the extent of defense and settlement expenses and not to any satisfaction  of a judgment or settlement of the claim itself, and with the further limitation that in such actions no indemnification shall be made in the event of any adjudication unless the court, in its discretion, believes that in the light of all the circumstances indemnification should apply.

      To the extent any of the persons referred to in the two immediately preceding paragraphs is successful in the defense of the actions referred to therein, such person is entitled, pursuant to Section 145, to indemnification as described above.

      The Registrant has entered into indemnity agreements with each of its directors. Each such Indemnification Agreement provides for indemnification of directors of the Registrant to the fullest extent permitted by the Delaware General Corporation Law and additionally permits advancing attorney's fees and all other costs, expenses, obligations, fines and losses, paid or incurred by a director generally in connection with the investigation, defense or other participation in any threatened, pending or completed action, suit or proceeding or any inquiry or investigation thereof, whether conducted by or on behalf of the Registrant or any other party. If it is later determined that the director is or was not entitled to indemnification under applicable law, the Registrant is entitled to reimbursement by the director.

      The Indemnification Agreements further provide that in the event of a change in control of the Registrant, then with respect to all matters thereafter arising concerning the rights of directors  to  indemnity  payments and expense advances, all determinations regarding excludable claims will be made only by a court of competent jurisdiction or by special independent legal counsel selected by the director and approved by the Registrant.

      To the extent that the board of directors or the stockholders of the Registrant may in the future wish to limit or repeal the ability of the
  Registrant to indemnify directors, such repeal or limitation may not be effective as to directors who are currently parties to the Indemnification
 Agreements, because their rights to full protection are contractually assured by the Indemnification Agreements. It is anticipated that similar contracts may be entered into, from time to time, with future directors of the Registrant.

      In addition, the Registrant's Restated Certificate of Incorporation and Amended and Restated Bylaws provide for indemnification of officers and directors to the fullest extent permitted by the Delaware General Corporation Law.

 ITEM 8.  EXHIBITS.

      (a)   Exhibits.

                  The  following  documents   are  filed  as  a  part  of  this
            registration statement.

      EXHIBIT     DESCRIPTION OF EXHIBIT

      4.1 Restated Articles of Incorporation of Arkansas Best Corporation, as amended (incorporated by reference to Exhibit 3.1 to the registrant's  Registration  Statement  on  Form  S-3 (Reg. No.  33-
            46483))

      4.2 Restated Bylaws of the Arkansas Best Corporation (incorporated by reference to Exhibit 3.2 to the Registrant's Registration Statement on Form S-3 (Reg. No. 33-46483).

      4.3 Arkansas Best Corporation Stock Option Plan filed as Exhibit 10.3 to the Registration Statement on Form S-1 (No. 33-46483) and incorporated herein by reference.

      4.4 Arkansas Best Corporation Disinterested Director Stockholder Plan, dated May 7, 1993, filed as Exhibit 4.4 to the Registration Statement on Form S-8 (No. 33-66694) and incorporated herein by reference.

      4.5 Stockholders' Rights Plan by and between Arkansas Best Corporation and Harris Trust and Savings Bank, as Rights Agent, dated as of April 23, 1992, filed as Exhibit 10.2 to the Registration Statement on Form S-1 (No. 33-46483) and incorporated herein by reference.
      4.6 Arkansas Best Corporation Employees' Investment Plan, effective as of January 1, 1994, filed as Exhibit 4.6 to the Registration Statement on Form S-8 filed with the Commission on March 30, 1994 and incorporated herein by reference.

      4.7* Carolina Freight Corporation Employee Savings and Protection Plan as amended through November 1, 1994, and Amendment No. 1 dated October 1, 1995.

      4.8* Complete Leasing Concepts, Inc. Employee Savings and Profit Sharing Plan dated October 1, 1993, and Amendment thereto dated October 1, 1995.

      4.9*  IDI 401(k) Savings Plan, restated effective as of October 1, 1995

      4.10* The  Arkansas  Best Corporation and Affiliates Employees'Investment
            Trust No. 1, Trust Agreement Between Arkansas Best Corporation and Fidelity Management Trust Company Dated as of January 1, 1990, and Amendment No. 1 dated January 1, 1992, Amendment No. 2 Dated March 13, 1992, Amendment No. 3 dated September 30, 1993, Amendment No. 4 Dated April 1, 1994 and Amendment No. 5 dated as of November 1, 1995.

      *23.1 Consent of Ernst & Young LLP, independent auditors.

      25    Power of Attorney is found on pages II-6 to II-7 hereof.

 ____________________

 *    Filed herewith.

      (b) The registrant will submit each Plan in a timely manner to the Internal Revenue Service (the "IRS") for determination letter that such Plan is qualified under Section 401 of the Internal Revenue Code and will make all changes required by the IRS in order to qualify the Plan.

 ITEM 9.  UNDERTAKINGS.

      A.    The undersigned registrant hereby undertakes:

            (1) to file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

            (2) that, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof; and

            (3) to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

      B. The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of the registrant's annual report pursuant to section 13(a) or section 15(d) of the Exchange Act (and, where applicable, each filing of an employee benefit plan's annual report pursuant to section 15(d) of the Exchange Act) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.
      C. Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Commission such indemnification  is  against  public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

                                  SIGNATURES

      THE REGISTRANT. Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Fort Smith, State of Arkansas, on October 19, 1995:

                                          ARKANSAS BEST CORPORATION


                                          By:     /S/ ROBERT A. YOUNG, III
                                                ROBERT A. YOUNG, III
                                                PRESIDENT  AND  CHIEF EXECUTIVE
 OFFICER

                               POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Robert A. Young, III and Donald L. Neal, and each of them, his true and lawful attorney-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement, and to file the same with all exhibits, thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

      Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

          SIGNATURE                                       CAPACITY                                       DATE
   /S/ WILLIAM A. MARQUARD                Chairman of the Board of Directors                       October 19, 1995
 WILLIAM A. MARQUARD
   /S/ ROBERT A. YOUNG, III               President, Chief  Executive  Officer  and                October 19, 1995
 ROBERT A. YOUNG, III                     Director
                                          (Principal Executive Officer)
   /S/ DONALD L. NEAL                     Senior Vice President and Chief Financial                October 19, 1995
 DONALD C. NEAL                           Officer (Principal Accounting Officer)
   /S/ FRANK EDELSTEIN                    Director                                                 October 19, 1995
 FRANK EDELSTEIN
   /S/ ARTHUR J. FRITZ, JR.               Director                                                 October 19, 1995
 ARTHUR J. FRITZ, JR.
   /S/ JOHN H. MORRIS                     Director                                                 October 19, 1995
 JOHN H. MORRIS
                                          Director                                                   _______, 1995
 ALAN J. ZAKON, PH.D

      THE PLAN. Pursuant to the requirements of the Securities Act of 1933, the Carolina Freight Corporation Savings and Protection Plan Committee have duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Fort Smith, State of Arkansas, on October 19, 1995.

                              CAROLINA FREIGHT CORPORATION
                              EMPLOYEE SAVINGS AND PROTECTION PLAN COMMITTEE


                                 /S/ ROBERT A. YOUNG, III
                              Robert A. Young, III


                                /S/ DONALD L. NEAL
                              Donald L. Neal


                                /S/ RICHARD F. COOPER
                              Richard F. Cooper

      THE PLAN. Pursuant to the requirements of the Securities Act of 1933, the following members of the Complete Leasing Concepts, Inc. Employee Savings
 and Profit Sharing Plan has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Fort Smith, State of Arkansas, on October 19, 1995.

                        COMPLETE LEASING CONCEPTS, INC.
                        EMPLOYEE SAVINGS AND PROFIT SHARING PLAN COMMITTEE


                                 /S/ ROBERT A. YOUNG, III
                              Robert A. Young, III


                                /S/ DONALD L. NEAL
                              Donald L. Neal


                                /S/ RICHARD F. COOPER
                              Richard F. Cooper

      THE PLAN. Pursuant to the requirements of the Securities Act of 1933, the following members of the Administrative Committee of the IDI 401(k)
 Savings Plan has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Fort Smith, State of Arkansas, on October 19, 1995.

                              IDI 401(K) SAVINGS PLAN ADMINISTRATIVE COMMITTEE


                                 /S/ DONALD L. NEAL
                              Donald L. Neal


                                /S/ RICHARD F. COOPER
                              Richard F. Cooper


                                /S/ SHIRLEY J. BOZE
                              Shirley J. Boze


                                /S/ RANDALL M. LOYD
                              Randall M. Loyd


                                /S/ JERRY A. YARBROUGH
                              Jerry A. Yarbrough

                                 EXHIBIT INDEX
    Number  Description

      4.1 Restated Articles of Incorporation of Arkansas Best Corporation, as amended (incorporated by reference to Exhibit 3.1 to the registrant's Registration Statement  on  Form  S-3  (Reg.  No.  33-
            46483))

      4.2 Restated Bylaws of the Arkansas Best Corporation (incorporated by reference to Exhibit 3.2 to the Registrant's Registration Statement on Form S-3 (Reg. No. 33-46483).

      4.3 Arkansas Best Corporation Stock Option Plan filed as Exhibit 10.3 to the Registration Statement on Form S-1 (No. 33-46483) and incorporated herein by reference.

      4.4 Arkansas Best Corporation Disinterested Director Stockholder Plan, dated May 7, 1993, filed as Exhibit 4.4 to the Registration Statement on Form S-8 (No. 33-66694) and incorporated herein by reference.

      4.5 Stockholders' Rights Plan by and between Arkansas Best Corporation and Harris Trust and Savings Bank, as Rights Agent, dated as of April 23, 1992, filed as Exhibit 10.2 to the Registration Statement on Form S-1 (No. 33-46483) and incorporated herein by reference.

      4.6 Arkansas Best Corporation Employees' Investment Plan, effective as of January 1, 1994, filed as Exhibit 4.6 to the Registration Statement on Form S-8 filed with the Commission on March 30, 1994 and incorporated herein by reference.

      4.7* Carolina Freight Corporation Employee Savings and Protection Plan as amended through November 1, 1994, and Amendment No. 1 dated October 1, 1995.

      4.8* Complete Leasing Concepts, Inc. Employee Savings and Profit Sharing Plan dated October 1, 1993, and Amendment thereto dated October 1, 1995.

      4.9*  IDI 401(K) Savings Plan Restated as of October 1, 1995.

      4.10* The Arkansas Best Corporation and Affiliates Employees'  Investment
            Trust No. 1, Trust Agreement Between Arkansas Best Corporation and Fidelity Management Trust Company Dated as of January 1, 1990, and Amendment No. 1 dated January 1, 1992, Amendment No. 2 Dated March 13, 1992, Amendment No. 3 dated September 30, 1993, Amendment No. 4 Dated April 1, 1994 and Amendment No. 5 dated as of November 1, 1995.

      *23.1 Consent of Ernst & Young LLP, independent auditors.

      25    Power of Attorney is found on pages II-6 to II-7 hereof.